TIMET AND BOEING EXTEND LONG-TERM SUPPLY AGREEMENT

DALLAS, TEXAS . . . July 13, 2011 . . . Titanium Metals Corporation (“TIMET”) (NYSE: TIE) announced today that it has amended the terms of its long-term titanium supply agreement with The Boeing Company (“Boeing”) and extended the agreement through December 31, 2018.  The supply agreement, together with joint technology development agreements, will continue to provide for, among other things, mutual annual purchase and supply commitments, the extension of the global titanium scrap recycling program and the utilization of the TIMET Global Service Center Network, and cooperative efforts on development of new titanium alloy and process capabilities.

Bobby D. O’Brien, President and CEO, noted, “We are pleased to be able to extend our longstanding supply relationship with Boeing. Through this extension and our technology development agreement we are excited about the opportunity to be a part of Boeing's accelerating growth on existing and new generation programs and have the opportunity to build upon the long standing strategic partnership between our companies."

The statements contained in this release that are not historical fact are forward-looking statements that represent TIMET management’s beliefs and assumptions based on currently available information.  Forward-looking statements can generally be identified by the use of words such as “believes,” “intends,” “may,” “will,” “looks,” “should,” “could,” “anticipates,” “expects” or comparable terminology or by discussions of strategies or trends.  Although TIMET believes that the expectations reflected in such forward-looking statements are reasonable, it does not know if these expectations will prove to be correct.  Such statements by their nature involve substantial risks and uncertainties that could significantly affect expected results.  Actual future results could differ materially from those described in such forward-looking statements, and TIMET disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Among the factors that could cause actual results to differ materially are the risks and uncertainties discussed in this release, including risks and uncertainties in those portions referenced above and those described from time to time in our other filings with the SEC which include, but are not limited to:

•	the cyclicality of the commercial aerospace industry;
•	the performance of TIMET’s customers, TIMET’s vendors and TIMET under long-term agreements;
•	the existence or renewal of certain long-term agreements;
•	the difficulty in forecasting demand for titanium products;
•	global economic, financial and political conditions;
•	global productive capacity for titanium;
•	changes in product pricing and costs;
•	the impact of long-term contracts with vendors on TIMET’s ability to reduce or increase supply;
•	the possibility of labor disruptions;
•	fluctuations in currency exchange rates;
•	fluctuations in the market price of marketable securities;
•	uncertainties associated with new product or new market development;
•	the availability of raw materials and services;
•	changes in raw material prices and other operating costs (including energy costs);
•	possible disruption of business or increases in the cost of doing business resulting from terrorist activities or global conflicts;
•	possible disruption of business or increases in the cost of doing business resulting from natural disasters or other accidents impacting TIMET, TIMET’s customers or TIMET’s vendors;
•	competitive products and strategies; and
•	other risks and uncertainties.

Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected.

TIMET, headquartered in Dallas, Texas, is a leading worldwide producer of titanium metal products.  Information on TIMET is available on its website at www.timet.com.

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